Share-Based Compensation	12 Months Ended
Jul. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

8. Share-Based Compensation

Restricted Stock Units

During the fiscal year ended July 31, 2018, the Compensation Committee of the Board of Directors authorized the issuance of 450,000 Restricted Stock Units (“RSUs”) to newly appointed members of our Board of Directors. RSUs issued to directors vest in two 50% installments on or before our annual meeting of stockholders, typically held in January. In addition, we issued 300,000 performance based RSUs to third-party consultants. We currently do not expect the 300,000 RSUs to vest. Each RSU represents the right to receive one share of common stock, issuable at the time the RSU is delivered and subsequently settles, as set forth in the Restricted Stock Unit Agreement.

During the fiscal year ended July 31, 2017, the Compensation Committee of the Board of Directors authorized the issuance of 1,150,000 RSUs to our officers and directors. RSUs granted to our officers vest over a four year period while RSUs granted to our directors vest in two 50% installments on or before our annual meeting of stockholders, typically held in January.

A summary of our restricted stock unit activity and related data is as follows:

Shares
Outstanding at July 31, 2016	1,285,000
Granted	1,150,000
Vested	(150,000)
Forfeited	(250,000)
Outstanding at July 31, 2017	2,035,000
Granted	750,000
Vested	(375,000)
Forfeited	(885,000)
Outstanding at July 31, 2018	1,525,000

Of the 1,525,000 unvested RSUs outstanding at July 31, 2018, we currently expect 1,225,000 to vest. As of July 31, 2018, there was $960,000 of unrecognized non-cash compensation cost related to RSUs we expect to vest, which will be recognized over a weighted average period of 2.64 years. During the fiscal year ended July 31, 2018, 375,000 RSUs vested, based on service conditions. All of the RSUs that vested during the fiscal year ended July 31, 2018 have not been delivered and remain outstanding, as set forth in the RSU agreements.

During the fiscal year ended July 31, 2017, 150,000 RSUs vested based on service conditions that were satisfied during the period, resulting in the issuance of 150,000 shares of common stock.

For the years ended July 31, 2018 and 2017, share-based compensation expense for RSUs was $834,000 and $102,000, respectively.

RSU Termination

On December 13, 2016, we entered into an RSU Cancellation Agreement with our officers and directors who received RSUs in October 2013 as compensation for their continued services to us over a required vesting period. Under this Agreement, our officers and directors agreed to cancel RSUs representing the right to receive an aggregate of 3.9 million vested shares of our common stock. Pursuant to the terms of the cancelled RSUs, we would have been required to settle and deliver these vested shares to the individual officers and directors prior to January 1, 2017, which would have triggered a taxable event. Our officers and directors, in their individual capacities, voluntarily agreed to cancel their respective RSUs based on their determination that cancelling the RSUs would be in the best interests of the Company and our stockholders. The individual officers and directors reached this conclusion for the following reasons:

1.	Conserved our Additional Available Cash Resources. The RSUs held by our officers provide these individuals with the right to require us to pay the applicable state and federal taxes due upon the settlement and delivery of their vested RSU shares in exchange for the individual cancelling and returning to us that number of shares of common stock equal in value to the contractual tax payment obligation. By agreeing to cancel the RSUs, we were not required to utilize our available cash resources to pay the tax payments on behalf of our officers, and as a result, we were able to conserve our cash resources to support the continued implementation of our business plan.

2.	Reduced Pressure on Our Stock Price. The RSUs held by our non-employee directors provide these individuals with the right to immediately sell into the public market that number of shares of common stock sufficient to cover the applicable state and federal taxes payable as a result of the settlement and delivery of their vested RSU shares. Our common stock has a limited daily trading volume, and the sale or the potential sale of a substantial number of shares of common stock by our officers and directors to cover their federal and state tax obligations would have adversely affected the market price of our common stock, which in turn, could have harmed our ability to raise funds to support our operations or require us to raise funds at terms and valuations that would be more dilutive to our existing stockholders.

Each of our officers and directors who are parties to the RSU Cancellation Agreement agreed to cancel their RSUs and the shares of common stock underlying the RSUs in their individual capacities as stockholders and equity award holders, and without any agreement or promise from us or our officers or directors to issue them equity, equity-based awards or cash compensation in the future in exchange for entering into the Agreement.

During the fiscal year ended July 31, 2017, $87,000 of pre-vest expense was reversed as a result of the RSU cancellation.

Stock Issued for Services

During the fiscal year ended July 31, 2018, we issued 190,500 shares of common stock for accrued services valued at $121,000.

Stock Option Plans

2007 Equity Incentive Plan

In February 2016, we amended and restated our 2007 Equity Incentive Plan, the (“2007 Plan”), to, among other changes, increase the number of shares of common stock issuable under the 2007 Plan by 4,000,000 shares and extend the term of the 2007 Plan until February 4, 2026. The 2007 Plan provides for the grant of incentive and non-qualified stock options, as well as other share-based payment awards, to our employees, directors, consultants and advisors. These awards have up to a 10-year contractual life and are subject to various vesting periods, as determined by the Compensation Committee of the Board of Directors. As of July 31, 2018, there were approximately 940,000 shares available for issuance under the 2007 Plan.

2017 Equity Incentive Plan

Approved by our shareholders in January 2018, the 2017 Equity Incentive Plan, the (“2017 Plan”), has a share reserve of 5,000,000 shares of common stock, which were registered under a Form S-8 filed with the SEC in February 2018. The 2017 Plan provides for the grant of incentive and non-qualified stock options, as well as other share-based payment awards, to our employees, directors, consultants and advisors. These awards have up to a 10-year contractual life and are subject to various vesting periods, as determined by the Compensation Committee of the Board of Directors. As of July 31, 2018, there were approximately 2,815,000 shares available for issuance under the 2017 Plan.

Stock Option Activity

During the fiscal year ended July 31, 2018, we issued 2,245,000 stock options at various exercise prices to employees, directors, and consultants. The options vest between one and two years and carry a term between five and ten years.

During the fiscal year ended July 31, 2018, the Compensation Committee of the Board of Directors extended the expiration terms of 740,000 employee options by three years. We accounted for the option modification under ASC Topic 718 and recorded a one-time expense of $203,000, which was expensed under the share-based compensation line item on the consolidated statements of operations.

During the fiscal year ended July 31, 2017, we issued 3,735,000 stock options at various exercise prices to employees, directors, advisory members and consultants. The options vest between one and four years and carry a term between five and ten years.

A summary of our stock option activity for the fiscal years ended July 31, 2018 and 2017 is as follows:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value
Outstanding at July 31, 2016	2,277,968	$1.60	$—
Granted	3,735,000	$1.05
Exercised	—	$—
Cancelled	(253,125)	$1.42
Outstanding at July 31, 2017	5,759,843	$1.25	$1,120,000
Granted	2,245,000	$0.84
Exercised	—	$—
Cancelled	(378,750)	$1.96
Outstanding at July 31, 2018	7,626,093	$1.09	$—

The weighted average expected term of options outstanding at July 31, 2018 was 5.47 years.

At July 31, 2018, options to purchase 4,017,343 shares of common stock were exercisable. These options had a weighted-average exercise price of $1.18, an aggregate intrinsic value of zero, and a weighted average expected term of 4.02 years. The weighted average grant date fair value for options granted during the years ended July 31, 2018 and 2017, was $0.44 and $0.67, respectively. The total unrecognized compensation cost related to unvested stock option grants as of July 31, 2018 was approximately $1,533,000 and the weighted average period over which these grants are expected to vest is 2.43 years.

For the fiscal year ended July 31, 2018 and 2017, share-based compensation expense for stock options was $1,525,000 and $968,000 respectively.

We use the Black-Scholes valuation model to calculate the fair value of stock options. Share-based compensation expense is recognized over the vesting period using the straight-line method. The fair value of stock options was estimated at the grant date using the following weighted average assumptions:

	For the years ended July 31,
	2018		2017
Volatility	71.18%		81.00%
Risk-free interest rate	2.32%		1.70%
Dividend yield	0.0%		0.0%
Expected life	3.69	years	4.66	years

Volatility is the measure by which our stock price is expected to fluctuate during the expected term of an option. Volatility is derived from the historical daily change in the market price of our common stock, as we believe that historical volatility is the best indicator of future volatility.

The risk-free interest rates used in the Black-Scholes calculations are based on the prevailing U.S. Treasury yield as determined by the U.S. Federal Reserve.

We have never paid dividends on our common stock and do not anticipate paying dividends on our common stock in the foreseeable future. Accordingly, we have assumed no dividend yield for purposes of estimating the fair value of our share-based compensation.

The weighted average expected life of options was estimated using the average of the contractual term and the weighted average vesting term of the options. Certain options granted to consultants are subject to variable accounting treatment and are required to be revalued until vested.